As filed with the Securities and Exchange Commission
on November 30, 2005

Securities Act Registration Statement No. 2-91889
Investment Company Act Registration No. 811-4060

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 33  ☒

  and/or

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 34  ☒

(Check appropriate box or boxes)

CASH ACCUMULATION TRUST

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (973) 802-6469

Jonathan D. Shain, Esq.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective
(check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☐  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

NOVEMBER 30, 2005

CASH ACCUMULATION TRUST/
NATIONAL MONEY MARKET FUND

FUND TYPE

Money Market

OBJECTIVE

Current income to the extent consistent with preservation of capital and liquidity

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

2	Evaluating Performance

4	Fees and Expenses

5	How the Fund Invests

5	Investment Objective and Policies

7	Other Investments and Strategies

8	Investment Risks

10	How the Fund is Managed

10	Board of Trustees

10	Manager

11	Subadviser

12	Distributor

12	Disclosure of Portfolio Holdings

13	Fund Distributions and Tax Issues

13	Distributions

13	Tax Issues

15	How to Buy and Sell Shares of the Fund

15	How to Buy Shares

16	How to Sell Your Shares

18	Telephone Redemptions or Exchanges

19	Expedited Redemption Privilege

20	Financial Highlights

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about the National Money Market Fund, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is current income to the extent consistent with preservation of capital and liquidity. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, obligations issued by foreign banks, companies or foreign governments, and municipal notes. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features, which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a share value, which we refer to as "net asset value" or NAV, of $1 per share, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to credit risk - the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and market risk - the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in certain asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of interest.

The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar denominated-securities.

Money Market Funds

Money market funds - which hold high-quality short-term debt obligations - provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.

1

Risk/Return Summary

There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a NAV of $1 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The tables below compare the Fund's average annual returns and yield with those of a group of similar funds. The bar chart and tables below demonstrate the risk of investing in the Fund by showing how returns can change from year to year. Past performance is not necessarily an indication that the Fund will achieve similar results in the future. For current 7-day yield information, you can call us at (800) 225-1852.

Annual Returns (as of 12/31/04)

BEST QUARTER: 1.59% (4th quarter of 2000) WORST QUARTER: 0.12% (2nd quarter of 2004)

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Average Annual Total Returns (as of 12/31/04)

	One Year	Five Years	Ten Years	Since Inception
Fund Shares[1]	0.79%	2.49%	3.75%	4.89%	(since 11/02/84)
Lipper Average[2]	0.60%	2.22%	3.63%	N/A
7-Day Yield[1] (as of 12/31/04)
Fund Shares	1.68%
iMoneyNet, Inc. Prime Retail Universe Average[3]	1.40%

1  The Fund's returns and yield are after deduction of expenses. The total return of the Fund's shares from 1-1-05 to 9-30-05 was 1.75%.

2  The Lipper Average is based upon the average return of all mutual funds in the Lipper U.S. Taxable Money Market Funds category. The return is after deduction of expenses. Source: Lipper Inc.

3  The iMoneyNet, Inc. reports a 7-day current yield on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Prime Retail Universe Average category as of December 28, 2004.

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Risk/Return Summary

FEES AND EXPENSES

This table shows the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fees	None
Exchange fee	None
Annual Fund Operating Expenses (deducted from Fund assets)
Management fees	.39%
+ Distribution (12b-1) fees	.10%
+ Other expenses	.18%
= Total annual Fund operating expenses	.67%

Example

This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Fund shares	$68	$214	$373	$835

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How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. This means we seek investments that will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success. Our investment objective is a fundamental investment policy, which means that it cannot be changed without shareholder approval.

We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or governments, and municipal notes.

The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable NAV of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage its portfolio to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act). As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are "eligible securities." An "eligible security" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (2) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (3) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of underlying assets, such as mortgages, loans and credit card receivables. Certificates of deposit, time deposits, bankers' acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid

5

How the Fund Invests

when promised. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.

Debt obligations in general, including those listed above and any others that we may purchase, are written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because we can demand repayment of the obligation at an agreed price within a relatively short period of time. This procedure follows the rules applicable to money market mutual funds.

Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign securities.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. These rights are referred to as "puts" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests. We will not purchase a put separately from the security to which it relates.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees (the Board) of Cash Accumulation Trust can change investment policies that are not fundamental. For more information, see the Statement of Additional Information (SAI), "Description of the Funds, Their Investments and Risks" and "Investment Restrictions." The SAI contains more information about the Fund.

6

OTHER INVESTMENTS AND STRATEGIES

The Fund may also invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

The Fund may also invest in other debt obligations issued or guaranteed by the
U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, such as obligations of the Government National Mortgage Association (GNMA or Ginnie Mae). Debt securities issued by other government entities, such as obligations of the Federal National Mortgage Association (FNMA or Fannie Mae) and the Student Loan Marketing Association (SLMA or Sallie Mae), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers whose security we buy, such as the Farm Credit System, depend entirely upon their own resources to repay their debt and are subject to the risk of default like private issuers.

The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

The Fund may use reverse repurchase agreements, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price at a stated time.

The Fund may also purchase money market obligations under a firm commitment agreement. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

7

How the Fund Invests

The Fund may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, generally they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 10% of the value of its total assets and may pledge up to 10% of its net assets to secure these borrowings.); lends its securities to others (the Fund may lend up to 331/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes.

The Fund's investments in money market instruments involve both credit risk - the possibility that the issuer will default, and market risk - the risk that an instrument will lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. To limit these risks, we invest only in high-quality securities with maturities or effective maturities not exceeding 13 months.

Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed-income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign securities.

8

This chart outlines the key risks and potential rewards of the Fund's principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

Investment Type

% of Fund's Total Assets	Risks	Potential Rewards
High-quality money market obligations Up to 100%	■ Credit risk - the risk that default of an issuer would leave the Fund with unpaid interest or principal
	■ Market risk - the risk that the obligations may lose value because interest rates change or there is a lack of confidence in a group of borrowers or in an industry	■ A source of regular interest income ■ May be more secure than stock and other equity securities since corporate issuers must pay their debts before they pay dividends

Money market obligations of foreign issuers (U.S. dollar-denominated) Up to 100%	■ Foreign markets, economies and political systems may not be as stable as those of the U.S. ■ Differences in foreign laws, accounting standards, public information and custody and settlement practices	■ Investors may realize higher returns based upon higher interest rates paid on foreign investments
■ Increased diversification by expanding the allowable choices of high-quality money market obligations

Illiquid securities Up to 10% of net assets	■ May be difficult to value ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

9

How the Fund is Managed

BOARD OF TRUSTEES

The Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies for the Fund. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
100 Mulberry Street, Gateway Center Three
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI is also responsible for supervising the Fund's Subadviser. For the fiscal year ended September 30, 2005, the Fund paid PI management fees of .39% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's Subadviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC or the Commission) that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers or material amendments to subadvisory agreements pursuant to the Order.

10

SUBADVISER

Prudential Investment Management, Inc. (PIM or the Subadviser) is the Fund's Subadviser and has served as an investment adviser to investment companies since 1984. Its address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's annual report (for any agreements approved during the six-month period ended September 30, 2005) and will be available in the Fund's semi-annual report (for any agreements approved during the six-month period ended March 31, 2006).

Portfolio Managers Joseph Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM's Fixed Income Group (PIM Fixed Income Group) are responsible for the day-to-day management of the Fund.

Joseph M. Tully is Managing Director and Head of PIM's Money Markets Team, overseeing PIM Fixed Income Group's taxable and tax-exempt money markets portfolios. Mr. Tully has 22 years of experience managing short-term fixed income investments as well as extensive background as a credit analyst of domestic and foreign banks. Prior to joining Prudential in 1987, Mr. Tully worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, he was assistant national bank examiner for the Office of the Comptroller of the Currency.

Manolita Brasil is Vice President and money markets portfolio manager for PIM Fixed Income Group. She is responsible for managing taxable money markets funds. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. Ms. Brasil has been managing money markets portfolios for Prudential Fixed Income Group since 1988. She previously managed the money markets support staff. Ms. Brasil joined Prudential in 1979.

Robert T. Browne is Vice President and money markets portfolio manager for PIM Fixed Income Group. He is responsible for managing taxable money markets portfolios. Prior to assuming his current position in 1995, Mr. Browne spent two years analyzing and trading currency and global bonds as well as handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential in 1989.

Douglas Spratley, CFA is a Senior Associate and money markets portfolio manager for PIM Fixed Income Group. He is responsible for managing short-term portfolios and for trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992.

11

How the Fund is Managed

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the 1940 Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's shares and provides certain shareholder support services. The Fund reimburses PIMS for its distribution services up to 0.10% of the Fund's average daily net assets. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

12

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends and capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders every month. The dividends you receive from the Fund will be subject to taxation, whether or not they are reinvested in the Fund.

Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net capital gains will be paid to shareholders - typically once a year. Capital gains are generated when the Fund sells its assets for a profit.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Fund. Either way, the distributions are subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 3: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions of taxable income are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the

13

Fund Distributions and Tax Issues

following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and if you fail to do this, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your taxable distributions.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI "Taxes, Dividends and Distributions - Foreign Shareholders."

14

How to Buy and Sell Shares of the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Understanding the Price You'll Pay; and Step 3: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

Shares of the Fund are available to investment advisory clients of Wachovia Securities LLC (Wachovia Securities) that participate in any of the following managed account programs:

■  Prudential Investments Individually Managed Accounts

■  Wachovia Securities Portfolio Management (WSPM)

■  Quantum Portfolio Management (Quantum)

■  Managed Assets Consulting Services (MACS)

■  Managed Assets Consulting Services - Custom Services (MACS - CS)

■  Wachovia Securities Investment Supervisory Group

Eligibility to participate in any of these programs is within the discretion of Wachovia Securities. You should contact a Wachovia Securities Financial Advisor for more information. We have the right to reject any purchase order or suspend or modify the sale of Fund shares.

Step 2: Understanding the Price You'll Pay

When you invest in a mutual fund, you buy shares of that fund. Shares of a money market fund, like the Fund, are priced differently than shares of common stock and other securities.

The share value of a mutual fund - known as the Net Asset Value or NAV - is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining the NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a NAV of $1.

We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time, on days that the NYSE is open for trading. Your purchase order or redemption request must be received by 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine NAV on days when we have not received any orders to purchase, sell or exchange

15

How to Buy and Sell Shares of the Fund

Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

Step 3: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, or notify your Wachovia Securities Financial Advisor at least five business days before the date we determine who receives dividends.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

When you sell shares of the Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after we receive your order to sell. Wachovia Securities must receive an order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not affect the NAV.

Generally, we will pay you for the shares that you sell within seven days after we receive your sell order.

16

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges

17

How to Buy and Sell Shares of the Fund

(including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Frequent Purchases and Redemptions of Fund Shares

Since the Fund is a money market fund that is generally not designed for long-term investing, and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Board has determined that, at the present time, the Fund need not adopt policies and procedures to prevent against frequent purchases and redemptions.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

18

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

19

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the last 5 years. The total return in the chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of its independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended September 30, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firms whose reports on those financial statements were unqualified.

National Money Market Fund (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income and net realized gains	.02	.01	.01	.02	.05
Dividends and distributions to shareholders	(.02)	(.01)	(.01)	(.02)	(.05)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(a)	2.11%	0.57%	0.74%	1.67%	4.90%
Ratios/Supplemental Data
Net assets, end of year (000)	$214,075	$334,289	$281,817	$337,830	$395,261
Average net assets (000)	$311,944	$330,248	$296,479	$350,387	$381,639
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.67%	.66%	.69%	.65%	.64%
Expenses, excluding distribution and service (12b-1) fees	.57%	.56%	.59%	.55%	.54%
Net investment income	2.05%	.59%	.74%	1.62%	4.80%

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year presented and includes reinvestment of dividends and distributions.

20

Notes

21

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITES

www.jennisondryden.com
www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund's investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF
ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Cash Accumulation Trust/
National Money Market Fund

NASDAQ	NMMXX

CUSIP	147541106

MF178A  The Investment Company Act File Number for Cash Accumulation Trust is 811-4060.

PROSPECTUS

NOVEMBER 30, 2005

CASH ACCUMULATION TRUST/
LIQUID ASSET FUND

FUND TYPE

Money Market

OBJECTIVE

Current income to the extent consistent with preservation of capital and liquidity

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

2	Evaluating Performance

3	Fees and Expenses

5	How the Fund Invests

5	Investment Objective and Policies

7	Other Investments and Strategies

8	Investment Risks

10	How the Fund is Managed

10	Board of Trustees

10	Manager

11	Subadviser

12	Distributor

12	Disclosure of Portfolio Holdings

13	Fund Distributions and Tax Issues

13	Distributions

13	Tax Issues

15	How to Buy and Sell Shares of the Fund

15	How to Buy Shares

16	How to Sell Your Shares

18	Telephone Redemptions or Exchanges

19	Expedited Redemption Privilege

20	Financial Highlights

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about the Liquid Assets Fund, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is current income to the extent consistent with preservation of capital and liquidity. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, obligations issued by foreign banks, companies or foreign governments, and municipal notes. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features, which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a share value, which we refer to as "net asset value" or NAV, of $1 per share, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to credit risk - the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and market risk - the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in certain asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of interest.

The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar denominated-securities.

Money Market Funds

Money market funds - which hold high-quality short-term debt obligations - provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.

Risk/Return Summary

There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a NAV of $1 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The tables below compare the Fund's average annual returns and yield with those of a group of similar funds. The bar chart and tables below demonstrate the risk of investing in the Fund by showing how returns can change from year to year. Past performance is not necessarily an indication that the Fund will achieve similar results in the future. For current 7-day yield information, you can call us at (800) 225-1852.

Annual Returns (as of 12/31/04)

BEST QUARTER: 1.71% (4th quarter of 2000) WORST QUARTER: 0.21% (1st quarter of 2004)

Average Annual Total Returns (as of 12/31/04)

	One Year	Five Years	Since Inception
Fund Shares[1]	1.26%	2.91%	3.60%	(since 12-22-97)
Lipper Average[2]	1.00	2.67	N/A
7-Day Yield[1] (as of 12/31/04)
Fund Shares	2.21%
iMoneyNet, Inc. Prime Retail Universe Average[3]	1.40%

1  The Fund's returns and yield are after deduction of expenses. The total return of the Fund's shares from 1-1-05 to 9-30-05 was 2.17%.

2  The Lipper Average is based upon the average return of all mutual funds in the Lipper U.S. Taxable Money Market Funds category. The return is after deduction of expenses. Source: Lipper Inc.

3  The iMoneyNet, Inc. reports a 7-day current yield on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Prime Retail Universe Average category as of December 28, 2004.

FEES AND EXPENSES

This table shows the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fees	None
Exchange fee	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management fees	.03%[1]
+ Distribution and service (12b-1) fees	None
+ Other expenses	.10%
= Total annual Fund operating expenses	.13%[1]

1  The fees paid by the Fund to the Manager and the Fund's other affiliated service providers are limited to reimbursement for direct costs, excluding any profit or overhead up to a maximum of .39% of average daily net assets, pursuant to agreements with the Fund. Management fees and total annual Fund operating expenses reflect these fees for the Fund's fiscal year ended September 30, 2005.

Risk/Return Summary

Example

This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Fund shares	$13	$42	$73	$166

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. This means we seek investments that will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success. Our investment objective is a fundamental investment policy, which means that it cannot be changed without shareholder approval.

We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or governments, and municipal notes.

The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable NAV of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage its portfolio to comply with the requirements of Rule 2a-7 under the Investment Company Act as amended (the 1940 Act). As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are "eligible securities." An "eligible security" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (2) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (3) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of underlying assets, such as mortgages, loans and credit card receivables. Certificates of deposit, time deposits, bankers' acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased

How the Fund Invests

by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.

Debt obligations in general, including those listed above and any others that we may purchase, are written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because we can demand repayment of the obligation at an agreed price within a relatively short period of time. This procedure follows the rules applicable to money market mutual funds.

Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign securities.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "puts" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of a security and to provide the Fund with liquidity to meet shareholder redemption requests.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees (the Board) of Cash Accumulation Trust can change investment policies that are not fundamental. For more information see the Statement of Additional Information (SAI), "Description of the Funds, Their Investments and Risks" and "Investment Restrictions." The SAI contains more information about the Fund.

OTHER INVESTMENTS AND STRATEGIES

The Fund may also invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, such as obligations of the Government National Mortgage Association (GNMA or Ginnie Mae). Debt securities issued by other government entities, such as obligations of the Federal National Mortgage Association (FNMA or Fannie Mae) and the Student Loan Marketing Association (SLMA or Sallie Mae), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers whose security we buy, such as the Farm Credit System, depend entirely upon their own resources to repay their debt and are subject to the risk of default like private issuers.

The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

The Fund may use reverse repurchase agreements, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price at a stated time.

The Fund may also purchase money market obligations on a "when-issued" or "delayed-delivery" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

How the Fund Invests

The Fund may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, generally they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 331/3% of the value of its total assets and may pledge up to 331/3% of its total assets to secure these borrowings); lends its securities to others (the Fund may lend up to 331/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes.

The Fund's investments in money market instruments involve both credit risk - the possibility that the issuer will default, and market risk - the risk that an instrument will lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. To limit these risks, we invest only in high-quality securities with maturities or effective maturities not exceeding 13 months.

Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed-income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign securities.

This chart outlines the key risks and potential rewards of the Fund's principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.

Investment Type

% of Fund's Total Assets	Risks	Potential Rewards
High-quality money market obligations Up to 100%	■ Credit risk - the risk that default of an issuer would leave the Fund with unpaid interest or principal
	■ Market risk - the risk that the obligations may lose value because interest rates change or there is a lack of confidence in a group of borrowers or in an industry	■ A source of regular interest income ■ May be more secure than stock and other equity securities since corporate issuers must pay their debts before they pay dividends

Money market obligations of foreign issuers (U.S. dollar-denominated) Up to 100%	■ Foreign markets, economies and political systems may not be as stable as those of the U.S. ■ Differences in foreign laws, accounting standards, public information and custody and settlement practices	■ Investors may realize higher returns based upon higher interest rates paid on foreign investments
■ Increased diversification by expanding the allowable choices of high-quality money market obligations

Illiquid securities Up to 10% of net assets	■ May be difficult to value ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

How the Fund is Managed

BOARD OF TRUSTEES

The Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies for the Fund. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
100 Mulberry Street, Gateway Center Three
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI is also responsible for supervising the Fund's Subadviser. For the fiscal year ended September 30, 2005, the Fund paid PI management fees of .03% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Fund's Subadviser.

Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC or the Commission) that generally permits Pl to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers or material amendments to subadvisory agreements pursuant to the Order.

SUBADVISER

Prudential Investment Management, Inc. (PIM or the Subadviser), is the Fund's Subadviser and has served as an investment adviser to investment companies since 1984. Its address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's annual report (for any agreements approved during the six-month period ended September 30, 2005) and will be available in the Fund's semi-annual report (for any agreements approved during the six-month period ended March 31, 2006).

Portfolio Managers Joseph Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM's Fixed Income Group (PIM Fixed Income Group) are responsible for the day-to-day management of the Fund.

Joseph M. Tully is Managing Director and Head of PIM's Money Markets Team, overseeing PIM Fixed Income Group's taxable and tax-exempt money markets portfolios. Mr. Tully has 22 years of experience managing short-term fixed income investments as well as extensive background as a credit analyst of domestic and foreign banks. Prior to joining Prudential in 1987, Mr. Tully worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, he was assistant national bank examiner for the Office of the Comptroller of the Currency.

Manolita Brasil is Vice President and money markets portfolio manager for PIM Fixed Income Group. She is responsible for managing taxable money markets funds. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. Ms. Brasil has been managing money markets portfolios for Prudential Fixed Income Group since 1988. She previously managed the money markets support staff. Ms. Brasil joined Prudential in 1979.

Robert T. Browne is Vice President and money markets portfolio manager for PIM Fixed Income Group. He is responsible for managing taxable money markets portfolios. Prior to assuming his current position in 1995, Mr. Browne spent two years analyzing and trading currency and global bonds as well as handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential in 1989.

Douglas Spratley, CFA is a Senior Associate and money markets portfolio manager for PIM Fixed Income Group. He is responsible for managing short-term portfolios and for trading repurchase agreements. Prior to assuming his current position in 1998,

How the Fund is Managed

Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS does not receive any compensation from the Fund for distributing its shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends and capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders every month. The dividends you receive from the Fund will be subject to taxation, whether or not they are reinvested in the Fund.

Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net capital gains will be paid to shareholders - typically once a year. Capital gains are generated when the Fund sells its assets for a profit.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Fund. Either way, the distributions are subject to income tax unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 3: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions of taxable income are generally taxable in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the

Fund Distributions and Tax Issues

following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and if you fail to do this, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your taxable distributions.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI "Taxes, Dividends and Distributions - Foreign Shareholders."

How to Buy and Sell Shares of the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Understanding the Price You'll Pay; and Step 3: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

Shares of the Fund are available to investment advisory clients of Wachovia Securities LLC (Wachovia Securities) that participate in any of the following managed account programs:

■  Prudential Investments Individually Managed Accounts

■  Wachovia Securities Portfolio Management (WSPM)

■  Quantum Portfolio Management (Quantum)

■  Managed Assets Consulting Services (MACS)

■  Managed Assets Consulting Services - Custom Services (MACS - CS)

■  Wachovia Securities Investment Supervisory Group

To participate in any of these programs, you must be an Eligible Benefit Plan. Eligible Benefit Plans are:

■  employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than government plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA;

■  pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code);

■  deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code; and

■  Individual Retirement Accounts (IRAs) as defined in Section 408(a) of the Internal Revenue Code.

Eligibility to participate in any of these programs is within the discretion of Wachovia Securities. You should contact a Wachovia Securities Financial Advisor for more information. We have the right to reject any purchase order or suspend or modify the sale of Fund shares.

Step 2: Understanding the Price You'll Pay

When you invest in a mutual fund, you buy shares of that fund. Shares of a money market fund, like the Fund, are priced differently than shares of common stock and other securities.

The share value of a mutual fund - known as the Net Asset Value or NAV - is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the

How to Buy and Sell Shares of the Fund

Fund values its securities using the amortized cost method. The Fund seeks to maintain a NAV of $1.

We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time, on days that the NYSE is open for trading. Your purchase order or redemption request must be received by 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

Step 3: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, or notify your Wachovia Securities Financial Advisor at least five business days before the date we determine who receives dividends.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

When you sell shares of the Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after we receive your order to sell. Wachovia Securities must receive an order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not affect the NAV.

Generally, we will pay you for the shares that you sell within seven days after we receive your sell order.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also

How to Buy and Sell Shares of the Fund

may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Frequent Purchases and Redemptions of Fund Shares

Since the Fund is a money market fund that is generally not designed for long-term investing, and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Board has determined that, at the present time, the Fund need not adopt policies and procedures to prevent against frequent purchases and redemptions.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's

NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the last 5 years. The total return in the chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of its independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended September 30, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firms whose reports on those financial statements were unqualified.

Liquid Assets Fund (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income and net realized gains	.03	.01	.01	.02	.05
Dividends and distributions to shareholders	(.03)	(.01)	(.01)	(.02)	(.05)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	2.67%	1.00%	1.14%	2.04%	5.33%
Ratios/Supplemental Data
Net assets, end of year (000)	$900,129	$472,927	$419,174	$512,017	$556,572
Average net assets (000)	$679,599	$427,578	$434,433	$508,258	$486,816
Ratios to average net assets:
Expenses	.13%	.23%	.28%	.23%	.21%
Net investment income	2.78%	1.02%	1.13%	1.99%	5.16%

1  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year presented and includes reinvestment of dividends and distributions.

Notes

Notes

Notes

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITES

www.jennisondryden.com

www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund's investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF
ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Cash Accumulation Trust/
Liquid Asset Fund

NASDAQ	PLQXX
CUSIP	147541502

MF175A  The Investment Company Act File Number for Cash Accumulation Trust is 811-4060.

CASH ACCUMULATION TRUST

Statement of Additional Information
November 30, 2005

Cash Accumulation Trust (the Trust), an open-end, diversified, management investment company is offered in two series: National Money Market Fund (NMMF) and Liquid Assets Fund (LAF) (each a Fund and collectively, the Funds). Each series operates as a separate fund with identical investment objectives and similar policies designed to meet its investment goals. The investment objective of each of NMMF and LAF is current income to the extent consistent with preservation of capital and liquidity. There can be no assurance that either Fund's investment objective will be achieved. See "How the Fund Invests" in the applicable Prospectus (the Prospectus) and "Description of the Funds, Their Investments and Risks" in this Statement of Additional Information (SAI).

The Trust's address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102 and its telephone number is (800) 225-1852.

This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus, dated November 30, 2005. A copy of the Prospectus may be obtained at no charge from each Fund upon request at the address or telephone number noted above. Each Fund's audited financial statements for the fiscal year ended September 30, 2005 are incorporated in this SAI by reference to the Trust's 2005 annual report to shareholders (File No. 811-4060). You may obtain a copy of the Trust's annual report at no charge by request to the Trust at the address or telephone number noted above.

MF175B

TRUST HISTORY

The Trust was organized under the laws of Massachusetts on April 27, 1984 as an unincorporated business trust, a form of organization that is commonly referred to as a Massachusetts business trust.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

Classification. The Trust is an open-end diversified management investment company.

Investment Strategies and Risks. Each Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in each Fund's Prospectus, a Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you can lose money.

Obligations Issued or Guaranteed by the U.S. Government, Its Agencies and Instrumentalities

Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Neither Fund intends to purchase TIGRs or CATS during the coming year.

Floating Rate and Variable Rate Securities

Each Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that a rate that is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

Demand Features and Guarantees

Each Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to shorten the maturity of the underlying instrument. Second, the demand feature, if unconditional, can be used to evaluate the credit quality of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

A guarantee is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

Each Fund can only invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act) provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities directly issued or supported by second tier demand features or guarantees that are issued by the same entity.

Lending of Securities

Consistent with applicable regulatory requirements, NMMF may lend its portfolio securities to broker-dealers and LAF may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of each Fund do not exceed in the aggregate 331/3% of the value of its respective total assets and, provided that such loans are callable at any time by the respective Fund and are at all times secured by cash or U.S. Government Securities that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the cash collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the securities which are the subject of the loan occurs, such loan will be called so that the securities may be voted by the Fund (or Funds).

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust (the Board). On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to that Fund.

Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Illiquid Securities

Each Fund may not hold more than 10% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities), privately placed commercial paper and securities that are not readily marketable (either within or outside of the United States).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality as determined by the investment adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to a demand right are deemed to have a maturity equal to the notice period.

Securities of Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other money market funds. Generally, each Fund does not intend to invest more than 5% of its total assets in such securities. However, pursuant to a Securities and Exchange Commission (SEC or the Commission) exemptive order, the Fund may invest up to 25% of its total assets in an affiliated money market fund. To the extent that a Fund invests in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

Borrowing

NMMF may borrow from banks (including through entering into reverse repurchase agreements) up to and including 10% of the value of its total assets taken at the lower of cost or current value for temporary or emergency purposes. NMMF may pledge up to and including 10% of its net assets to secure such borrowings. LAF may borrow (including through entering reverse repurchase agreements) up to 331/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes. LAF may pledge up to 331/3% of its total assets to secure such borrowings. A Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

Repurchase Agreements

Each Fund may purchase securities and concurrently enter into repurchase agreements with the seller, pursuant to which the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by The Bank of New York (BNY or the Custodian), the Trust's Custodian, either directly or through a sub-custodian, either physically or in a book-entry account.

A Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds upon sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code because the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

Reverse Repurchase Agreements

Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by a Fund with an agreement to repurchase the securities at a specified price, date and interest payment. Each Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Trust's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments.

Firm Commitment Agreements

NMMF may enter into firm commitment agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when NMMF anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. Entry into firm commitment agreements with broker-dealers requires the creation and maintenance of a segregated account. The underlying securities subject to a firm commitment agreement are subject to fluctuation in market value and, therefore, to the extent that NMMF remains fully invested at the same time that it has entered into firm commitment agreements, there will be a greater possibility that the net asset value (NAV) of NMMF shares will vary from $1.00.

Pending delivery of securities purchased under firm commitment agreements, the amount of the purchase price will be held in liquid assets such as cash or high-quality debt obligations. Such obligations will be maintained in a separate account with the Trust's Custodian in an amount equal on a daily basis to the amount of NMMF's firm commitments. When the time comes to pay for securities subject to firm commitment agreements, NMMF will meet its obligations from then-available cash flow or the sale of securities.

When-Issued and Delayed Delivery Securities

LAF may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by LAF with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. LAF will limit such purchases to those where the date of delivery and payment falls within 90 days of the date of the commitment. LAF will make commitments to purchase such when issued securities only with the intention of actually acquiring the securities. The Trust's Custodian will segregate cash or other liquid assets having a value equal to or greater than LAF's purchase commitments. If LAF chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuations and no interest accrues to the purchaser during the period between purchase and settlement.

Segregated Assets

The Fund segregates with its Custodian, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

INVESTMENT RESTRICTIONS

The Funds' investment objectives and the following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective to a particular Fund, such matters shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting securities of the particular Fund votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of the other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

National Money Market Fund

The following investment restrictions are fundamental policies of NMMF and may not be changed without shareholder approval.

NMMF may not:

1.  Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

3.  Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

4.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

5.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

6.  Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

7.  The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

The following are non-fundamental policies of NMMF that may be changed without shareholder approval:

1.  The Fund may not: Purchase voting securities or make investments for the purpose of exercising control or management.

2.  The Fund may not: Invest in securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation, reorganization or similar transactions. For the purposes of this restriction, foreign banks or their agents and subsidiaries are not considered investment companies. (Under the 1940 Act no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company).

3.  The Fund may not: Purchase securities of any company which has (with predecessor businesses and entities) a record of less than three years' continuous operation or purchase securities whose source of repayment is based, directly or indirectly, on the credit of such a company if as a result more than 5% of the total assets of the Fund (taken at current value) would be invested in such securities; provided, however, that the Fund may purchase U.S. Government Securities without regard to this limitation.

4.  The Fund may not: Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with other accounts managed by the Manager or the Sub-Advisor to reduce acquisition costs, to average prices among them, or to facilitate such transactions, is not considered participating in a trading account in securities).

5.  The Fund may not: Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 10% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the Commission is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view.

6.  The Fund may not: Write or purchase puts, calls, warrants, straddles, spreads or combinations thereof except that, as described above under "Firm Commitment Agreements," the Fund may enter into firm commitment agreements with respect to securities otherwise eligible for purchase by the Fund.

Liquid Assets Fund

The following investment restrictions are fundamental policies of LAF and may not be changed except as described above.

LAF may not:

1.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

3.  Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

4.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

5.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

6.  The Fund may not: Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

7.  The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

The following are non-fundamental policies of LAF that may be changed without shareholder approval:

1.  The Fund may not: Make investments for the purpose of exercising control or management.

2.  The Fund may not: Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

Whenever any fundamental investment policy or investment restriction of a Fund states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce it's borrowing, as required by applicable law.

MANAGEMENT OF THE TRUST

Information pertaining to the Trustees of the Funds is set forth below. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Trustees". Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees". "Fund Complex"† consists of the Funds and any other investment companies managed by Prudential Investments LLC (PI or the Manager).

Independent Trustees

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Linda W. Bynoe (53)	Trustee	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	88	Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71)	Trustee	Since 2003	Formerly Director (January 2000 to May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	92	Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71)	Trustee	Since 1997	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	89	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66)	Trustee	Since 2003	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media), formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	89	Director of Gannett Co., Inc., Director of Continental Airlines Inc., (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Trustee	Since 2003	Management Consultant; Director of Investment, Inc. (since 2001) and Director of Penn Tank Lines (since 1999).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Robin B. Smith (66)	Trustee	Since 1997	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Stephen G. Stoneburn (62)	Trustee	Since 1997	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67)	Trustee	Since 1999	President (since 1983) of National Exchange Inc. (new business development firm).	90	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Judy A. Rice (57)*	Trustee and President	Since 2000 Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.	89	Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58)*	Trustee and Vice President	Since 1997	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	160	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Trustees is set forth below.

Officers

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Kathryn L. Quirk (52)	Chief Legal Officer	Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (47)	Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41)	Anti-Money Laundering Compliance Officer	Since 2002	Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Jack Benintende (41)	Acting Treasurer	Since 2005	Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

†  The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, the Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

*  "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

**  Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***  There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Trustee and/or Officer.

****  This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

The Funds have Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with the laws of the State of Massachusetts and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "-Principal Underwriter, Distributor and Rule 12b-1 Plan", the Trustees also review the actions of the Funds' Officers, who conduct and supervise the daily business operations of the Funds. Pursuant to the Trust's Declaration of Trust, the Board may contract for advisory and management services for each Fund or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

Trustees and Officers of the Funds are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Trust. Mr. Augsburger oversees the implementation of policies and procedures for the Trust to ensure compliance with the applicable federal securities laws and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Standing Board Committees

The Board has established three standing committees in connection with the governance of the Funds-Audit, Nominating and Governance and Valuation.

Audit Committee. The Audit Committee consists of the following Independent Trustees; Ms. Bynoe, Messrs. Carson (Chair), Stoneburn, Whitehead and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" of the Fund as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Funds' auditing processes. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm, responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended September 30, 2005.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, trustee education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" of the Fund as defined in the 1940 Act.

The Nominating and Governance Committee met three times during the fiscal year ended September 30, 2005. The Nominating and Governance Committee Charter is available on the Funds' website at www.jennisondryden.com.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for trustee at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Cash Accumulation Trust, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the 1940 Act;

•  any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (Prudential) (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Trust and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Funds' portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the manager will determine the composition of the Valuation Committee based on Board member and Fund officer availability. The Valuation Committee did not meet during the fiscal year ended September 30, 2005. For more information about the Valuation Committee, see "Net Asset Value" below.

Shareholder Communications with Trustees

Shareholders of each Fund can communicate directly with the Board by writing to the Chair of the Board, Cash Accumulation Trust, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that trustee at Cash Accumulation Trust, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Compensation

Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Interested Trustees of the Trust.

The Funds pay each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as result of the introduction of additional funds upon whose boards the Trustees may be asked to serve.

Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Funds. Under the terms of such agreement, the Funds accrue deferred Trustees' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. The Funds' obligations to make payments of deferred Trustees' fees, together with interest thereon is a general obligation of the Funds.

The Funds have no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended September 30, 2005 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name of Independent Trustee[1]	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Trust and Fund Complex Paid to Independent Trustees
Linda W. Bynoe*	$2,110	None	None	$N/A
David E.A. Carson	$4,002	None	None	$199,750 (38/92)[3]
Robert E. La Blanc	$3,815	None	None	$204,500 (38/92)[3]
Douglas H. McCorkindale[2]	$3,776	None	None	$176,916 (38/92)[3]
Richard A. Redeker	$3,954	None	None	$184,833 (37/91)[3]
Robin B. Smith[2]	$4,250	None	None	$206,500 (37/91)[3]
Stephen G. Stoneburn[2]	$3,867	None	None	$194,000 (37/91)[3]
Nancy H. Teeters**	$5,300	None	None	$160,000 (37/91)[3]
Clay T. Whitehead	$3,867	None	None	$201,500 (38/92)[3]

*  Ms. Bynoe became a Trustee on March 2, 2005.

**  Ms. Teeters became a Trustee Emeritus in April, 2003.

1  Interested Trustees and Officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.

2  Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of this Trustee, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected fund's rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $291,729, $423,670 and $195,039 for Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

3  Number of funds/portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged out of existence during 2004.

The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

Trustee Share Ownership Table

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each of the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
David E. A. Carson	-	Over $100,000
Robert E. La Blanc	-	Over $100,000
Douglas H. McCorkindale	-	Over $100,000
Richard A. Redeker		Over $100,000
Liquid Assets Fund	$10,001-$50,000
Robin B. Smith	-	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Clay T. Whitehead	-	Over $100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Robert F. Gunia	-	Over $100,000
Judy A. Rice		Over $100,000
Liquid Assets Fund	$10,001-$50,000

None of the Independent Trustees, or any members of his/her immediate family owned beneficially or of record, any securities in an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the Funds as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 11, 2005, the Trustees and Officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Funds.

As of November 11, 2005, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding Common Stock of the Funds.

As of November 11, 2005, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of more than 5% of the following shares of beneficial interest of a Fund:

Fund	No. Shares/% of Class
NMMF	210,392,616/99.4%
LAF	927,748,415/100.0%

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

The Manager of the Funds is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Funds, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of any subadvisers and make recommendations to the Board with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Funds' corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Custodian and PMFS. The management services of PI for the Funds are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives from NMMF, pursuant to the Management Agreement, a fee at an annual rate of the average daily net assets of the Fund of .39% of the first $1 billion of net assets; .375% of the next $500 million of net assets; .35% of the next $500 million of net assets; and .325% of net assets in excess of $2 billion. The fee is computed daily and payable monthly. For the expenses PI assumes for LAF, pursuant to the Management Agreement, PI will be reimbursed for its direct costs, exclusive of any profit or overhead, not to exceed .39% of the LAF's average daily net assets. It is expected that this amount will be approximately .05 of 1% of the average daily net assets of LAF for the fiscal year ending September 30, 2006.

In connection with its management of the corporate affairs of the Funds, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Funds and the Manager, except the fees and expenses of Independent Trustees;

(2) all expenses incurred by the Manager or by the Funds in connection with managing the ordinary course of the Funds' business, other than those assumed by the Funds, as described below; and

(3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Trustees, (3) the fees and certain expenses of its Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of its legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which it is a member, (8) the cost of stock certificates representing its shares, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of its registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of its business, and (13) distribution and service fees.

The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years ended September 30, 2005, 2004 and 2003, PI received management fees from NMMF and LAF of $1,216,468, $1,287,968 and $1,156,267, and $198,000, $222,000 and $325,000, respectively.

PI has entered into Subadvisory Agreements with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly owned subsidiary of Prudential. The Subadvisory Agreements provide that PIM furnish investment advisory services in connection with the management of the Funds. In connection therewith, PIM is obligated to keep certain books and records of the Funds. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIM is paid by PI at annual rates as follows: In connection with NMMF, PIM is compensated by PI in the amount of .195% of the first $1 billion of net assets, .169% of the next $500 million of net assets, .140% of the next $500 million of net assets and .114% of net assets in excess of $2 billion of the Fund's average daily net assets. In connection with LAF, PIM is reimbursed by PI for its direct costs, excluding profit and overhead, incurred by PIM in furnishing services to PI.

The Subadvisory Agreements provide that they will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Funds, PI or PIM upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreements provide that they will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board at least annually in accordance with the requirements of the 1940 Act.

Principal Underwriter, Distributor and Rule 12b-1 Plan

Prudential Investment Management Services LLC (PIMS or the Distributor), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, acts as the distributor of the shares of the Trust. PI and PIM, which are affiliated persons of the Trust, are affiliates of PIMS. PIMS is a subsidiary of Prudential.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

Distribution Plan

Under the NMMF Amended and Restated Distribution and Service Plan (the Plan) and the Trust's Distribution Agreement dated as of June 1, 1998, NMMF pays the Distributor a distribution fee of up to 0.10% of the average daily net assets of the shares of NMMF, computed daily and payable monthly which is designed to reimburse the Distributor, in whole or in part, for its services. The Distributor incurs the expenses of distributing LAF shares, none of which are reimbursed by or paid for by LAF.

For the fiscal year ended September 30, 2005, the Distributor received payments of $311,915 under the Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell shares of NMMF.

The Board has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit NMMF and its shareholders.

Pursuant to the Plan, the Trustees will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures.

The Plan may not be amended to increase materially the amount to be spent for the services described therein with respect to NMMF without approval of the shareholders of NMMF, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the Rule 12b-1 Trustees) or by a vote of a majority of the outstanding voting securities of the shares of the Fund (as defined in the 1940 Act). The Trust's Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated, without payment of any penalty, by a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor, on 60 days' written notice to the other party.

NASD Maximum Sales Charge Rule. Pursuant to rules of the National Association of Securities Dealers Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of NMMF shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of NMMF may not exceed .75 of 1% per class. The 6.25% limitation applies to NMMF rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of NMMF, all sales charges on shares of NMMF would be suspended.

Other Service Providers

The Bank of New York (BNY), One Wall Street, New York, NY 10286, serves as Custodian for the Trust's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Trust.

Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is a wholly owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to NMMF, PMFS receives an annual fee ($12.00) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In connection with the transfer agency services rendered by PMFS to LAF, PMFS will be reimbursed for its direct costs, excluding profit and overhead.

KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the Trust's independent registered public accounting firm and in that capacity audited each Fund's annual financial statements for the fiscal year ended September 30, 2005.

Code of Ethics

The Board has adopted a Code of Ethics, in addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Funds' investment programs and permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to the Funds' investment manager, Prudential Investments LLC ("PI" or the "Manager") the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set for the below. The proxy voting process shall remain subject to the supervision or the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between the Funds and the Manager or its affiliates.

The Manager delegates to the Funds' Subadviser the responsibility for voting the Funds' proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Funds it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Funds and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available on the internet at www.irrc.com/prudential and on the Commission's website at www.sec.gov.

A summary of the voting policies of the Funds' Subadviser is set forth in Appendix II of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds have adopted a policy pursuant to which the Funds and their Manager, Subadviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Funds have adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Funds, the Manager, and the Subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Funds and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) The Trust does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor, or an affiliate including Wachovia Securities during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. The Trust will not deal with the Distributor or its affiliates on a principal basis.

In placing orders for portfolio securities of the Trust, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Trust, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Trust may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Trust. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Trust does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

Subject to the above considerations, Wachovia Securities, as an affiliate of the Trust, may act as a securities broker (or futures commission merchant) for the Trust. In order for Wachovia Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by Wachovia Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Wachovia Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Trustees who are not "interested" persons (as defined in the 1940 Act), has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Wachovia Securities are consistent with the foregoing standard. Brokerage transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed by applicable law.

During the fiscal years ended September 30, 2005, 2004 and 2003, the Trust paid no brokerage commissions.

The Trust is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of September 30, 2005, the Trust held the following such securities:

Fund	Dealer	Holding	$ (000)
LAF	Greenwich Capital Holdings	Debt	52,227
	Bank of America Corp.	Debt	37,885
	Merrill Lynch & Co.	Debt	33,625
	Morgan Stanley	Debt	28,004
	Goldman, Sachs & Co.	Debt	26,540
	Citigroup Global Markets Holdings, Inc.	Debt	23,482
NMMF	Greenwich Capital Holdings	Debt	28,621
	Morgan Stanley	Debt	12,727
	Bank of America Corp.	Debt	11,964
	Merrill Lynch & Co., Inc.	Debt	8,000

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' portfolio holdings are made public, as required by law, in their annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Funds' portfolio holdings as of the fiscal quarter end are reported to the SEC within approximately 60 days after the end of the Funds' first and third fiscal quarters. Each Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, a Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Funds' website within 15 days after the end of each month. These postings can be located at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by the Chief Compliance Officer of the Trust and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute shares of the Funds, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of the series, as described below. The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of the holdings of a Fund's portfolios shall be prepared setting forth a legitimate business purpose for such release which shall specify the Portfolio(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the Fund.

2.  The request shall be forwarded to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the holdings information.

4.  An officer of the Trust shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.

6.  PI's Fund Administration Department shall arrange for the release of holdings information by the custodian banks.

As of the date of this Statement of Additional Information, the Funds will provide:

1.  Traditional External Recipients / Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodians (if any are appointed) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day.

•  Full holdings to KPMG LLP, the Fund's independent registered public accounting firm, as soon as practicable following the Funds' fiscal year-end or on an as-needed basis.

•  Full holdings to financial printers as soon as practicable following the end of the Funds' quarterly, semi and annual period-ends.

2.  Analytical Service Providers

•  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Funds' fiscal quarter-end.

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•  Full holdings to FactSet and Lipper, Inc. (investment research providers) on a daily and monthly basis, respectively.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Funds' Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the series' disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

SECURITIES AND ORGANIZATION

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, which may be divided into an unlimited number of series of such shares, and which presently consist of NMMF and LAF. Each share of a series represents an equal proportionate interest in that series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. Upon termination of a series, whether pursuant to liquidation of the series or otherwise, shareholders of that series are entitled to share pro rata in the net assets of the series then available for distribution to such shareholders. Shareholders have no preemptive rights.

A copy of the Agreement and Declaration of Trust (the Declaration of Trust) establishing the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or a series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of an affected series or by the Trustees upon written notice to the shareholders. Upon termination of the Trust or of a series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the series as may be determined by the Trustees, the series shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the series involved, ratably according to the number of shares of such series held by the several shareholders of the series on the date of termination.

The assets received by the Trust for the issue or sale of shares of a series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that series, and constitute the underlying assets of that series. The underlying assets of a series are segregated and are charged with the expenses, including the organizational expenses, in respect of that series and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of the series, if more than one series has shares outstanding, certain expenses may be legally chargeable against the assets of all series.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of a series for all loss and expense of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the series of which he was a shareholder would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as otherwise disclosed in the Prospectuses and in this SAI, the Trustees shall continue to hold office and may appoint their successors.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Purchase of Shares

Shares of the NMMF are offered to investment advisory clients of Wachovia Securities that participate in any of the following managed account programs sponsored by Wachovia Securities: Gibraltar Advisors, Wachovia Securities Portfolio Management (WSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS), Managed Assets Consulting Services Custom Services (MACS-CS) and Wachovia Securities Investment Supervisory Group. See "How to Buy and Sell Shares of the Fund" in the NMMF Prospectus. A Wachovia Securities client who applies to participate in these managed account programs will be eligible to purchase shares of NMMF during the period between submission to and acceptance of the application by Wachovia Securities. Eligibility of participants is within the discretion of Wachovia Securities. In the event a client of Wachovia Securities leaves a managed account program, the client may continue to hold shares of NMMF.

Shares of LAF are offered to investment advisory clients of Wachovia Securities that (1) participate in any of the following managed account programs sponsored by Wachovia Securities: Gibraltar Advisors, Wachovia Securities Portfolio Management (WSPM), Quantum Portfolio Management (Quantum), Managed Assets Consulting Services (MACS) and Wachovia Securities Investment Supervisory Group and (2) are "Eligible Benefit Plans." "Eligible Benefit Plans" include (a) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (b) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, (c) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code, and (d) Individual Retirement Accounts (IRAs) as defined in Section 408(a) of the Internal Revenue Code. See "How to Buy and Sell Shares of the Fund" in the LAF Prospectus. A Wachovia Securities client who applies to participate in these managed account programs will be eligible to purchase shares of LAF during the period between submission to and acceptance of the application by Wachovia Securities. Investment advisory clients of Wachovia Securities who receive Managed Assets Consulting Services Custom Services are not eligible to purchase shares of LAF. Eligibility of participants is within the discretion of Wachovia Securities. In the event a client of Wachovia Securities leaves a managed account program, the client may continue to hold shares of LAF.

Sale of Shares

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

The Trust may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange (NYSE) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of a Fund. The Commission, by rules and regulations determines the conditions under which (a) trading shall be deemed to be restricted and (b) an emergency is deemed to exist within the meaning of clause (2) above.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a NAV of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy and Sell Shares of the Fund-Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

NET ASSET VALUE

Each Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which there have been no changes that would materially affect its NAV. The NYSE is closed on most national holidays and on Good Friday.

Each Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Trust's Board has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the Investment

Adviser under the supervision of the Board to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Trust that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board also has established procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether a Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.

TAXES, DIVIDENDS AND DISTRIBUTIONS

Distributions and Tax Matters

The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any (a) one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Fund Distributions

Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Because none of either Fund's net income is anticipated to arise from dividends on common or preferred stock, the Funds expect none of their distributions to be designated as qualified dividend income. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Because none of either Fund's net income is anticipated to arise from dividends on common or preferred stock, the Funds expect none of their distributions to corporate shareholders to be eligible for the dividends received deduction generally allowed to U.S. corporations in respect of dividends received from other U.S. corporations under the Internal Revenue Code.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. The Funds do not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause a Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by each Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by each Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in each Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the NAV of the Fund's shares by the amount of the distribution. If the NAV is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

It is anticipated that the NAV per share of each Fund will remain constant. However, if the NAV per share fluctuates, a shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the same Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of such Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid prior to January 1, 2008, and apply to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of such Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, each Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from each Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Funds invest to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Funds will be notified as to the extent to which distributions from the Funds are attributable to interest on such securities.

FINANCIAL STATEMENTS

Each Fund's financial statements for the fiscal year ended September 30, 2005, incorporated into this SAI by reference to the Trust's 2005 annual report to shareholders (File No. 811-4060), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm.

You may obtain a copy of the Trust's annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

APPENDIX I-DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings
Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

APPENDIX II-PROXY VOTING POLICIES OF THE SUBADVISER

A summary of the proxy voting policies of the Funds' Subadviser follows:

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its Asset Management Units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•  a proposal regarding a merger, acquisition or reorganization,

•  a proposal that is not addressed in the unit's detailed policy statement, or

•  circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•  a proposal regarding a merger, acquisition or reorganization,

•  a proposal that is not addressed in the unit's detailed policy statement, or

•  circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

II-1

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

II-2

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Agreement and Declaration of Trust of the Trust dated April 27, 1984 and Amendment No. 1 dated June 19, 1984 incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (2-91889) filed January 20, 1999.

(2) Amendment No. 2 to Agreement and Declaration of Trust of the Trust dated August 9, 1984 incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (2-91889) filed January 20, 1999.

(3) Amendment No. 3 to Agreement and Declaration of Trust of the Trust dated September 11, 1984 incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (2-91889) filed January 20, 1999.

(b)  By-Laws of the Trust, Revised and Restated as of November 16, 2004 incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File No. 2-91889) filed November 24, 2004.

(c)  (1) Specimen Share Certificates of the National Money Market Fund incorporated by reference to Exhibit (c)(1) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (2-91889) filed January 20, 1999.

(2) Specimen Share Certificate for the Liquid Assets Fund incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (2-91889) filed via EDGAR on October 1, 1998.

(3) Instruments defining rights of security holders incorporated by reference to Exhibit (c)(3) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (2-91889) filed November 30, 2000.

(d)  (1) Management Agreement between the Registrant and Prudential Investments LLC dated July 7, 2003 incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-91889) filed December 1, 2003.

(2) Form of Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-91889) filed December 1, 2003.

(e)  (1) Distribution Agreement between the Registrant and Prudential Securities Inc incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (2-91889) filed via EDGAR on October 1, 1998.

(2) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (2-91889) filed via EDGAR on October 1, 1998.

(3) Form of Dealer Agreement incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (2-91889) filed via EDGAR on October  1, 1998.

(f)  Not applicable.

(g)  (1) Custodian Agreement between the Registrant and The Bank of New York (BNY).*

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.*

(h)  (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (2-91889) filed via EDGAR on October 1, 1998.

(2) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (2-91889) filed November 30, 2000.

(3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002 incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-91889) filed December 1, 2003.

(i)  Opinion of Counsel, incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement filed on September 12, 1984.

(j)  Consent of Independent registered public accounting firm.*

(k)  Not applicable.

(l)  Not applicable.

(m)  (1) Amended Distribution Plan of the Trust, as revised through October 22, 1997 incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (2-91889) filed via EDGAR on November 7, 1997.

(2) Amended and Restated Distribution and Service Plan, with respect to National Money Market Fund incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (2-91889) filed via EDGAR on October 1, 1998.

(n)  Not applicable.

(o)  Reserved.

(p)  (1) Code of Ethics of the Registrant dated April 6, 2005.*

(2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated January 1, 2005.*

(q)  Powers of Attorney dated September 7, 2005.*

* Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article V of the Fund's Declaration of Trust (Exhibit (a)(1) to the Registration Statement) with respect to trustees, officers, employees and agents thereof and Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), trustees, officers, employees and agents of the Fund may be indemnified against certain liabilities in connection with the Trust. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(2) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties. Such Article V of the Declaration of Trust, Article VII of the By-Laws and Section 10 of the Distribution Agreement are hereby incorporated by reference in their entirety.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (SEC or the Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant intends to purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibits (d)(1) and (3) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibits (d)(2) and (4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act remains in effect and is consistently applied.

Item 26. Business and other Connections of Investment Adviser.

(a)  Prudential Investments LLC (PI).

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services-Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of its Form ADV as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b)  Prudential Investment Management, Inc. (PIM)

See "How the Fund is Managed-Investment Adviser" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services-Manager and Investment Adviser" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and principal executive officers of PIM, Inc. are included in Schedule A and D of its Form ADV as currently on file with the Commission (File No. 801-22808), the text of which is hereby incorporated by reference.

Item 27. Principal Underwriter.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS' directors and principal executive officers are listed in its Form ADV as currently on file with the Commission (File No. 008-36540), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, NY 10286, Prudential Investment Management, Inc., 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, the Registrant, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11) and 31a-1(d) and (f) will be kept at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.

Item 29. Management Services

Other than as set forth under the captions "How the Fund is Managed-Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the captions "Investment Advisory and Other Services-Manager and Investment Adviser" and "Investment Advisory and Other Services-Principal Underwriter, Distributor and Rule 12b-1 Plan" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of November 2005.

  CASH ACCUMULATION TRUST

    *JUDY A. RICE

  President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*LINDA W. BYNOE	Trustee

*DAVID E.A. CARSON	Trustee

*ROBERT F. GUNIA	Trustee and Vice President

*ROBERT E. LA BLANC	Trustee

*DOUGLAS H. MCCORKINDALE	Trustee

*RICHARD A. REDEKER	Trustee

*JUDY A. RICE	Trustee and President

*ROBIN B. SMITH	Trustee

*STEPHEN G. STONEBURN	Trustee

*CLAY T. WHITEHEAD	Trustee

*GRACE C. TORRES	Treasurer and Principal Financial and Accounting Officer

*By: /s/ JONATHAN D. SHAIN	Attorney-in-Fact	November 30, 2005

CASH ACCUMULATION TRUST

EXHIBIT INDEX

Exhibit No.  Description

(g)  (1) Custodian Agreement between the Registrant and The Bank of New York (BNY).

  (2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.

(j)  Consent of Independent registered public accounting firm.

(p)  (1) Code of Ethics of the Registrant dated April 6, 2005.

  (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated January 1, 2005.

(q)  Powers of Attorney dated September 7, 2005.